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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

RMR Real Estate Income Fund

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

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Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Notice of 2020 Annual Meeting
of Shareholders and Proxy Statement

Friday, May 22, 2020 at 9:30 a.m., Eastern Time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458*

*
As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the 2020 annual meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.rmrfunds.com.

Due to delays in the printing and physical mailing of the "full set" of proxy materials arising from the COVID-19 pandemic and resulting business interruptions, the Company is relying on relief granted by the Securities and Exchange Commission that permits issuers to use the "notice-only" delivery option on an abbreviated time frame in order to provide shareholders with proxy materials sufficiently in advance of the meeting to review these materials and exercise their voting rights under state law in an informed manner.

LETTER TO OUR SHAREHOLDERS FROM OUR BOARD OF TRUSTEES

Dear Fellow Shareholders:

              Please join us for our annual meeting on Friday, May 22, 2020. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement.

              Please be assured that our Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our shareholders. We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2020 Annual Meeting of Shareholders.

              Thank you for being a shareholder and for your continued investment in our Company.

April 23, 2020

Jennifer B. Clark John L. Harrington Joseph L. Morea Adam D. Portnoy Jeffrey P. Somers

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

Friday, May 22, 2020

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458*

ITEMS OF BUSINESS

1.
Elect the Trustee nominee identified in the accompanying Proxy Statement to the Company's Board of Trustees; and

2.
If properly presented at the meeting, vote on a shareholder proposal; and

3.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

You can vote if you were a shareholder of record as of the close of business on March 30, 2020.

PROXY VOTING

Shareholders as of the record date are invited to attend the meeting. If you cannot attend in person, please vote in advance of the meeting by using one of the methods described in the accompanying Proxy Statement.

April 23, 2020
Newton, Massachusetts

By Order of the Board of Trustees,
Jennifer B. Clark
 Secretary

Please sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2020 Annual Meeting. See the "Voting Information" section on page 26 for information about how to authorize a proxy by telephone or internet or how to attend the 2020 Annual Meeting and vote your shares in person.

* As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the 2020 Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and will provide details on how to participate in a press release and on our website at www.rmrfunds.com.

PLEASE VOTE

Please vote to re-elect a Trustee of our Company. The NYSE American LLC ("NYSE American") rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	CLASS OF SHARES VOTING

1	Election of a Trustee	Page 9	FOR	Common shares and preferred shares of the Company, voting together as a single class
2	Shareholder Proposal, if properly presented	Page 20	AGAINST	Common shares and preferred shares of the Company, voting together as a single class

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 21, 2020 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 21, 2020 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

•
To review and download easy to read versions of our Proxy Statement.

•
To sign up for future electronic delivery to reduce the impact on the environment.

RMR Real Estate Income Fund     2020 Proxy Statement    1

April 23, 2020

PROXY STATEMENT

The Board of Trustees (the "Board") of the RMR Real Estate Income Fund, a Maryland statutory trust (the "Company," "we," "us," or "our"), is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2020 annual meeting of the Company's shareholders. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Friday, May 22, 2020, at 9:30 a.m., Eastern time, and any postponements or adjournments thereof (the "meeting"). We are first making these proxy materials available to shareholders on or about April 23, 2020.

As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the annual meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.rmrfunds.com.

Only owners of record of common shares, par value $0.001 per share, and preferred shares, par value $0.001 per share, as of the close of business on March 30, 2020 (the "Record Date") are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments thereof. Holders of common shares are entitled to one vote for each common share. Holders of preferred shares are entitled to one vote for each preferred share. Holders of common shares and holders of preferred shares will vote together as a single class on Proposal 1 and Proposal 2, if properly presented. On March 30, 2020, there were 10,202,009 common shares and 667 preferred shares issued and outstanding.

We will furnish, without charge, a copy of our annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the Company at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting our website at www.rmrfunds.com.1 Copies of our annual and semi-annual reports are also available on the EDGAR Database on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

The mailing address of our principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02548.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2020 ANNUAL MEETING TO BE HELD ON FRIDAY, MAY 22, 2020.

THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT ARE AVAILABLE AT: WWW.PROXYVOTE.COM.

* Due to delays in the printing and physical mailing of the "full set" of proxy materials arising from the COVID-19 pandemic and resulting business interruptions, the Company is relying on relief granted by the Securities and Exchange Commission that permits issuers to use the "notice-only" delivery option on an abbreviated time frame in order to provide shareholders with proxy materials sufficiently in advance of the meeting to review these materials and exercise their voting rights under state law in an informed manner.

1
Our Internet address is included in this proxy statement as a textual reference only. The information on the website is not incorporated by reference into this proxy statement.

2    RMR Real Estate Income Fund     2020 Proxy Statement

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1. WHAT IS INCLUDED IN THE PROXY MATERIALS? WHAT IS A PROXY STATEMENT AND WHAT IS A PROXY?

The proxy materials for the 2020 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, the Notice of 2020 Annual Meeting, this Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 2019 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2020 Annual Meeting: Jennifer B. Clark, Managing Trustee, Secretary and Chief Legal Officer; Brian E. Donley, Chief Financial Officer and Treasurer; and Adam D. Portnoy, Managing Trustee.

2. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the common shares you hold in certificate form and in book entry form. Holders of preferred shares will receive a separate proxy card for all the preferred shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your common shares and/or preferred shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the common shares and/or preferred shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own common shares and/or preferred shares.

3. WHAT DIFFERENT METHODS CAN I USE TO VOTE?

By Written Proxy.    All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 21, 2020 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet.    All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or the proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

RMR Real Estate Income Fund     2020 Proxy Statement    3

nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 21, 2020 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person.    All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 12. Obtaining a legal proxy may take several days.

4. HOW CAN I REVOKE A PROXY?

A shareholder may revoke a proxy at any time before it is voted at our 2020 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted), by signing and returning a later dated proxy card or by attending the meeting and voting in person or by sending an original written statement revoking the prior proxy to the Secretary of the Company at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at our 2020 Annual Meeting). If you are a beneficial owner, see the response to question 12.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

5. WHO MAY VOTE AT THE 2020 ANNUAL MEETING?

Holders of record of our common shares and/or preferred shares as of the close of business on March 30, 2020, the record date, may vote at the meeting. Holders of our common shares and preferred shares will vote as a single class on all matters at the meeting.

6. WHAT IF I AUTHORIZE A PROXY AND DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your common shares and/or preferred shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Trustees recommends on those proposals. Other than the proposals listed on pages 9 and 20, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

7. WHAT IS A QUORUM? WHAT IS THE VOTE REQUIREMENT FOR THE PROPOSALS? HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

A quorum of shareholders is required for shareholders to take action at the 2020 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2020 Annual Meeting constitutes a quorum.

Approval of Proposal 1 requires the affirmative vote of a majority of all the votes cast on Proposal 1 at the annual meeting.

4    RMR Real Estate Income Fund     2020 Proxy Statement

Approval of Proposal 2 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Company (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Company present at the annual meeting if the holders of more than 50% of the outstanding voting securities of the Company as of the Record Date are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Company as of the Record Date.

Common shares and preferred shares will vote together as a single class on Proposal 1 and Proposal 2.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 and will have the same effect as a vote against Proposal 2. There can be no broker non-votes on Proposal 1 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf. Broker non-votes will have the same effect as a vote against Proposal 2.

8. CAN I ACCESS THE PROXY MATERIALS ON THE INTERNET? HOW CAN I SIGN UP FOR THE ELECTRONIC PROXY DELIVERY SERVICE?

The Notice of 2020 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2020 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

9. HOW ARE PROXIES SOLICITED?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of common shares and preferred shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by RMR LLC, its officers and employees and its parent's and subsidiaries', including our investment adviser, RMR Advisors LLC (the "Advisor") and its directors, officers and employees, by mail, telephone or other electronic means or in person.

10. WHAT IS HOUSEHOLDING?

As permitted by the Securities Exchange Act of 1934 (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, the Notice of 2020 Annual Meeting and this Proxy Statement to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

RMR Real Estate Income Fund     2020 Proxy Statement    5

Our Advisor will promptly deliver a separate copy of either document to you, if you call or write to our Advisor at the following address or telephone number: RMR Advisors LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

11. HOW DO I ATTEND THE 2020 ANNUAL MEETING IN PERSON?

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the record date (March 30, 2020) or their duly authorized representatives or proxies, and other persons permitted by the Chair of the meeting. All attendees need photo identification for admission.

Record owners: If you are a shareholder as of the record date who holds shares directly, you need not present any documentation to attend the 2020 Annual Meeting, other than photo identification.

Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 12.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-7651.

12. HOW CAN I VOTE IN PERSON AT THE MEETING IF I AM A BENEFICIAL OWNER?

If you are a beneficial owner and want to vote your shares at the 2020 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 3 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

13. HOW CAN I VIEW OR REQUEST COPIES OF THE COMPANY'S SEC FILINGS AND OTHER DOCUMENTS?

You can visit our website to view our Joint Code of Ethics, Code of Ethics For Principal Executive and Senior Financial Officers and Board committee charters. To view these documents, go to www.rmrfunds.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.rmrfunds.com, click on "Investors," and then click on "Financial Information."

6    RMR Real Estate Income Fund     2020 Proxy Statement

14. HOW CAN I COMMUNICATE WITH THE COMPANY'S TRUSTEES?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, RMR Real Estate Income Fund, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@rmrfunds.com. The communication will then be delivered to the appropriate party or parties.

15. HOW DO I SUBMIT A NOMINATION OR OTHER PROPOSAL FOR ACTION AT THE 2021 ANNUAL MEETING OF SHAREHOLDERS?

A proposal for action to be presented by any shareholder at the Company's 2021 annual meeting of shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by December 24, 2020.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by the Company not later than 5:00 p.m., Eastern time, on December 24, 2020 and not earlier than November 24, 2020.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 28 of this Proxy Statement.

16. WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

Any questions should be directed to the Secretary of the Company at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 (toll free telephone number (866) 790-8165) or secretary@rmrfunds.com.

RMR Real Estate Income Fund     2020 Proxy Statement    7

INFORMATION RELATING TO TRUSTEES

The Company's Board is divided into three classes of trustees (each trustee, a "Trustee" and, collectively, the "Trustees"). There is one Trustee in Class I (John L. Harrington) whose current term expires at the upcoming annual meeting to be held on May 22, 2020, there are two Trustees in Class II (Adam D. Portnoy and Jeffrey P. Somers) whose current terms will expire at the annual meeting to be held in 2021, and there are two Trustees in Class III (Jennifer B. Clark and Joseph L. Morea) whose current terms will expire at the annual meeting to be held in 2022.

John L. Harrington is nominated for re-election as the Class I Trustee at the annual meeting. Trustees in each class are elected and hold office for a term expiring at the Company's annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the requirements of the Investment Company Act of 1940 (the "1940 Act"), and the organizational documents of the Company, holders of preferred shares of the Company, voting as a separate class, are entitled to elect two Trustees to the Company's Board (Adam D. Portnoy and Jennifer B. Clark presently represent the holders of the Company's preferred shares), and the remaining Trustees of the Company are elected by the holders of the common shares and preferred shares of the Company, voting together as a single class.

A majority of the Trustees are not "interested persons" of the Company within the meaning of the 1940 Act. Messrs. Harrington, Morea and Somers are not "interested persons" of the Company within the meaning of the 1940 Act, and are sometimes referred to herein as "Independent Trustees."

The Board has determined that a majority of the Trustees are Independent Trustees pursuant to the criteria set forth in the Company's Declaration of Trust, Bylaws, applicable corporate governance standards for companies listed on the NYSE American and applicable Federal securities laws and regulations. In determining independence pursuant to NYSE American standards, the Company's Board affirmatively determines whether the Independent Trustees have a direct or indirect material relationship with the Company or its affiliates other than by reason of their service as an Independent Trustee. When assessing a Trustee's relationship with the Company or its affiliates, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint but also from that of the persons or organizations with which the Trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The Board has determined that Messrs. Harrington, Morea and Somers currently qualify as independent under applicable Federal securities regulations, NYSE American rules and the criteria set forth in the Company's Declaration of Trust and Bylaws.

The Company's Board currently consists of five Trustees. Pursuant to the Company's Bylaws, two of the five Trustees are "Managing Trustees." The "Managing Trustees" are those that have been employees, officers or directors of the Company's investment adviser or involved in the Company's day to day activities for at least one year. Adam Portnoy and Jennifer Clark serve as the Company's Managing Trustees.

8    RMR Real Estate Income Fund     2020 Proxy Statement

PROPOSAL 1: ELECTION OF TRUSTEE

Holders of common shares and preferred shares, voting together as a single class, are being asked to elect John L. Harrington as a Class I Trustee of the Company. The Company's Nominating Committee has nominated John L. Harrington as a Class I Trustee to stand for re-election at the annual meeting.

In making its nomination, the Nominating Committee of the Company considered John L. Harrington's qualifications for service on the Board. The Nominating Committee considered the quality of his past services as a Trustee of the Company; his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to Board business; his familiarity with the responsibilities of service on the Board of a publicly traded company; his ability to qualify as an Independent Trustee under applicable Federal securities regulations, NYSE American rules, and the Company's Declaration of Trust and Bylaws; and other matters that the Nominating Committee deemed appropriate. John L. Harrington is the nominee of the Nominating Committee for election by the Company's common and preferred shareholders, voting together as a single class, at the annual meeting to serve until the Company's 2023 annual meeting, and until the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

It is the intention of the persons named in the proxy cards to vote the shares represented thereby "FOR" the election of John L. Harrington, unless a proxy card is marked otherwise. John L. Harrington has agreed to serve as Trustee of the Company if elected. However, if John L. Harrington becomes unable or unwilling to accept nomination for election to the Board, the proxies will be voted for a substitute nominee designated by the Company's Nominating Committee. The Board has no reason to believe that John L. Harrington will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF JOHN L. HARRINGTON.

Certain information concerning the nominee and Trustees of the Company is set forth below. The "interested persons" of the Company (as defined by Section 2(a)(19) of the 1940 Act) who are Trustees of the Company are noted as "Interested Trustees." The business address of the nominee and Trustees of the Company, and of the Advisor, is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

RMR Real Estate Income Fund     2020 Proxy Statement    9

Trustee Nominee to be Elected at the 2020 Annual Meeting

Biographical and other information relating to the nominee standing for election at the Annual Meeting is set forth below. John L. Harrington is an Independent Trustee, and is a member of the Company's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served(1)	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Independent Trustee Nominee
John L. Harrington (1936)	Class I Independent Trustee to serve until 2020; since 2003
		Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of Service Properties Trust (formerly Hospitality Properties Trust) since 1995 and Lead Independent Trustee since 2015; Independent Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 1999; and Independent Trustee of Office Properties Income Trust since 2009; Independent Trustee of Tremont Mortgage Trust since 2017.	1

(1)
Includes length of time served in positions with the Company's predecessor funds.

10    RMR Real Estate Income Fund     2020 Proxy Statement

Continuing Trustees

Biographical and other information relating to the Trustees who are not standing for election at the Annual Meeting is set forth below. Jennifer B. Clark is an Interested Trustee as a result of her current positions with the Advisor, the Company, the Advisor's parent company, The RMR Group LLC ("RMR LLC"), and her current positions with The RMR Group Inc., the managing member of RMR LLC. Adam D. Portnoy is an Interested Trustee as a result of his controlling ownership of, and current positions with, The RMR Group Inc., RMR LLC and the Advisor. Messrs. Morea and Somers are Independent Trustees and are members of the Company's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served(1)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Interested Trustees
Jennifer B. Clark (1961)	Class III Managing Trustee of the Company to serve until 2022; Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002 (Class III Trustee since 2019)
		President and Chief Executive Officer of the Advisor since 2019, Director of the Advisor since 2015, Secretary of the Advisor since 2002, General Counsel of the Advisor since 2017, Executive Vice President of the Advisor from 2017 to 2018, Vice President of the Advisor from 2007 to 2017, and Chief Legal Officer of the Advisor from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018, Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Director of The RMR Group Inc. since 2018; Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2018; Director of Five Star Senior Living Inc. since 2020; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta International Hotels Corporation since 2012; Secretary of Service Properties Trust (formerly Hospitality Properties Trust) since 2008; Secretary of Diversified Healthcare Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America Inc. since 2007; Secretary of Office Properties Income Trust since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017 and Secretary of Select Income REIT from 2011 to 2018.	1
Adam D. Portnoy (1970)	Class II Managing Trustee to serve until 2021; Portfolio Manager of the Company; since 2007 (Class II Trustee since 2009)
		Director of the Advisor since 2007, President of the Advisor from 2007 to 2017 and Chief Executive Officer of the Advisor from 2015 to 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; Director of RMR LLC from 2006 to 2015 and President and Chief Executive Officer of RMR LLC since 2006; President and Chief Executive Officer of the Company from 2007 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Service Properties Trust (formerly Hospitality Properties Trust) since 2007; Managing Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2007; Managing Trustee of Office Properties Income Trust; Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America Inc. since 2018; Managing Director of Five Star Senior Living Inc. since 2018; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves on the Board of Directors of Pioneer Institute; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.	1

RMR Real Estate Income Fund     2020 Proxy Statement    11

Name and Year of Birth	Position held with the Fund, current term and length of time served(1)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Independent Trustees
Joseph L. Morea (1955)	Class III Independent Trustee to serve until 2022; since 2016
		Independent Director of TravelCenters of America Inc. since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Opportunities Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company) since 2015; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Industrial Logistics Properties Trust since 2018; and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets from 2003 to 2012; head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009; previously employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc., and a Managing Director of Equity Capital Markets at Smith Barney, Inc.	1
Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2021; since 2009
		Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2009 and Lead Independent Trustee from 2015 to 2019; Independent Trustee of Office Properties Income Trust since 2009; Independent Trustee of Select Income REIT from 2012 to 2018; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital, a private not for profit regional hospital.	1

(1)
Includes length of time served in positions with the Company's predecessor funds.

12    RMR Real Estate Income Fund     2020 Proxy Statement

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that they should serve (or continue to serve) on the Board.

Trustee	Experience, Qualifications and Skills
Interested Trustees
Jennifer B. Clark
The Board concluded that Ms. Clark should serve as one of the Company's Managing Trustees based upon, among other things, her extensive experience in and knowledge of the commercial real estate industry and real estate investment trusts, her leadership positions with the Company, the Advisor and RMR LLC, her demonstrated management ability, her legal and compliance knowledge and experience, and her institutional knowledge earned through key leadership positions with the Company and the Advisor. The Board benefits from Ms. Clark's experience in director, executive and legal roles with the Advisor, and as Secretary and Chief Legal Officer of the Company and its predecessors, as well as her experience as Executive Vice President and General Counsel of RMR LLC since 2008 and of The RMR Group Inc. since 2015. Ms. Clark's positions as a Director of The RMR Group Inc., Sonesta International Hotels Corporation, Tremont Realty Advisors LLC and Five Star Senior Living Inc., and a Trustee of Diversified Healthcare Trust, as well as her executive positions with RMR LLC and The RMR Group Inc., provide the Board with practical business knowledge of real estate investment trusts and real estate businesses. Ms. Clark's long-standing service as Secretary and Chief Legal Officer of the Company provides her with a specific understanding of the Company, its operations and the business and regulatory issues facing the Company.
Adam D. Portnoy
The Board concluded that Mr. Portnoy should serve as one of the Company's Managing Trustees based upon, among other things, his extensive experience in and knowledge of the commercial real estate industry, capital markets and real estate investment trusts, his leadership positions with The RMR Group Inc., RMR LLC and the Advisor, his public company director service, his demonstrated management ability, his experience in investment banking and private equity, his government organization service, and his institutional knowledge earned through service on the Board and his prior service as President and Chief Executive Officer of the Company and its predecessors. The Board benefits from Mr. Portnoy's experience as Managing Director, President and Chief Executive Officer of The RMR Group Inc., President and Chief Executive Officer of RMR LLC, and Director of the Advisor and his prior experience as President and Chief Executive Officer of the Advisor and President and Chief Executive Officer of the Company and its predecessors. Mr. Portnoy's experiences as a Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017, a Managing Trustee of Tremont Mortgage Trust since 2017, a Managing Trustee of various real estate investment trusts and a Managing Director of real estate based operating companies provide the Board with practical business knowledge of real estate investment trusts and real estate companies. Mr. Portnoy's long-standing service on the Board and his prior service as President and Chief Executive Officer of the Company also provide him with a specific understanding of the Company, its operations, and the business and regulatory issues facing the Company.
Independent Trustees
John L. Harrington (Nominee)
The Board concluded that Mr. Harrington should serve as one of the Company's Independent Trustees based upon, among other things, his many years of experience as a president, chief executive officer and director/trustee of various public and private companies and charitable trusts. Mr. Harrington's experience as the former president of Boston Trust Management Corp., an investment management company, as a former director of Fleet Bank, N.A. and as trustee of a various real estate investment trusts provides the Board with the benefit of his experience with the management practices of financial companies generally and particular expertise with respect to real estate investment trusts. Through his many executive and finance related positions, including but not limited to responsibilities he undertook during his long tenure in management of professional baseball, Mr. Harrington developed professional skills and expertise in management, accounting, finance and risk management. Mr. Harrington is also licensed as a Certified Public Accountant and was a former assistant professor of accounting at Boston College. Mr. Harrington's long-standing service on the Board also provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing the Company. Mr. Harrington's independence from the Company and the Advisor also qualifies him to serve as a member of the Audit, Compensation and Nominating Committees.

RMR Real Estate Income Fund     2020 Proxy Statement    13

Trustee	Experience, Qualifications and Skills
Joseph L. Morea	The Board concluded that Mr. Morea should serve as one of the Company's Independent Trustees because of, among other things, his experience in and knowledge of the investment banking industry and public capital markets, his experience as a public company director and board committee member and his professional training, skills and expertise in, among other things, financial matters. Mr. Morea's experience as the former Vice Chairman and Managing Director and as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012 and his prior experience as the head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009 have provided him with finance expertise and executive skills valuable to the Board in dealing with and resolving complex and difficult issues. Through his many executive and finance related positions, including but not limited to his previous employment, Mr. Morea developed professional skills and expertise in management, accounting, finance and risk management. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea's experience as a director of a real estate based operating company and a trustee of real estate investment trusts allows him to provide the Board with added insight into the management practices of real estate focused investment vehicles and expertise with respect to real estate investment trusts and real estate based businesses. His experience as a director and trustee of other funds and a business development company provides him with further insights regarding the Company's industry and the regulatory requirements and environment applicable to the Company. Mr. Morea's leadership roles have provided him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities. Mr. Morea's independence from the Company and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.
Jeffrey P. Somers
The Board concluded that Mr. Somers should serve as one of the Company's Independent Trustees because, among other things, he brings to the Board broad and diverse knowledge of the legal and compliance matters pertaining to investment companies as a result of his prior experience serving on the boards of registered investment companies, his work as a U.S. Securities and Exchange Commission staff attorney and more than 30 years of business law experience, including in general corporate governance and securities matters and securities laws compliance for investment advisers and broker-dealers. Mr. Somers's experience as a trustee of a real estate finance company and real estate investment trusts allows him to provide the Board with added insight into the management practices of real estate focused investment vehicles and expertise with respect to real estate investment trusts. Mr. Somers's leadership roles as a managing member of two law firms has provided him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities. Mr. Somers's past service on the Board also provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing the Company. Mr. Somers's independence from the Company and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.

14    RMR Real Estate Income Fund     2020 Proxy Statement

Officers of the Company

The table below lists the officers of the Company who are not Trustees, their year of birth, their term in office and their principal occupations during the last five years. The President, the Treasurer, the Secretary and the Chief Compliance Officer of the Company are elected annually by the Board. The Director of Internal Audit is appointed by the Audit Committee. Other officers of the Company may be elected or appointed by the Board at any time. Unless otherwise indicated, the principal business address of each officer of the Company is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. No officer is compensated by the Company with the exception of the Company's Chief Compliance Officer and Director of Internal Audit. The Company reimbursed the Advisor approximately $62,000 for compensation paid to our Chief Compliance Officer and Director of Internal Audit for the year ending December 31, 2019. As of December 31, 2019, the Company is the only fund in the fund complex.

Name and Year of Birth	Position held with the Fund and length of time served(1)	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Company; since 2015	Vice President and Portfolio Manager of the Company from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1
Brian E. Donley (1974)	Chief Financial Officer, Treasurer and Assistant Secretary (serves at the discretion of the Board); since 2019	Vice President of RMR LLC since 2019; and Chief Financial Officer and Treasurer of Service Properties Trust (formerly Hospitality Properties Trust) since 2019; Senior Director of Portfolio Accounting of RMR LLC from 2014 to 2018; Assistant Vice President and Controller of RMR LLC from 2007 to 2014.	1
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012
		Chief Compliance Officer of the Advisor since 2012 and Director of Internal Audit since 2017; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of RMR LLC since 2016; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Service Properties Trust (formerly Hospitality Properties Trust), Office Properties Income Trust, Diversified Healthcare Trust (formerly Senior Housing Properties Trust), Five Star Senior Living Inc. and TravelCenters of America Inc. since 2012; Director of Internal Audit of Select Income REIT from 2012 to 2018; Director of Internal Audit of Tremont Mortgage Trust since 2017; Director of Internal Audit of Industrial Logistics Properties Trust since 2018; Vice President, General Counsel and Secretary of Five Star Senior Living Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; and attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011.	1

(1)
Includes the length of time served in positions with the Company's predecessor funds.

RMR Real Estate Income Fund     2020 Proxy Statement    15

Board Leadership Structure and Committees

The Company's Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. The Independent Trustees are not involved in the day to day activities of the Company, are not employees of the Advisor or any of its affiliated entities and are persons who qualify as independent under applicable Federal securities regulations, NYSE American rules and the Company's Declaration of Trust and Bylaws. The Managing Trustees have been employees, officers or directors of the Advisor or involved in the day to day activities of the Company for at least one year prior to their service as Managing Trustees. The Company's Board is composed of three Independent Trustees and two Managing Trustees. The Company's President and the Company's Treasurer are not members of the Board, but each regularly attends Board meetings, as does the Company's Chief Compliance Officer and Director of Internal Audit. Other officers of the Advisor also sometimes attend Board meetings at the invitation of the Board.

During 2019, the Board held seven meetings. During the time they served as Trustees in 2019, no Trustee attended less than 75% of the meetings of the Board or Board committees on which he or she served. All members of the Board are encouraged, but not required, to attend the annual meeting. All of the members of the Board attended the annual meeting of shareholders held in 2019.

The Audit, Compensation and Nominating Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each such committee. These three standing committees have responsibilities related to leadership and governance, including among other things: (i) the Company's Audit Committee reviews financial reports, oversees accounting and financial reporting processes, selects the Company's independent accountants, determines the compensation paid to the independent accountants and assists the Company's Board with its oversight of the internal audit function and compliance with legal and regulatory requirements; (ii) the Company's Compensation Committee annually evaluates the performance of the Company's Chief Compliance Officer and Director of Internal Audit and approves the compensation the Company pays to him and the Company's allocated costs for internal audit and compliance services provided by our Advisor and RMR LLC and approves compensation to be paid to the Company's Independent Trustees; and (iii) the Company's Nominating Committee considers nominees to serve on the Company's Board and selects, or recommends that the Board select, nominees for election to the Board. The Chief Compliance Officer and Director of Internal Audit, with the assistance of Fund management, proposes the agenda for the committee meetings under the oversight and direction of the Chairs of the Audit, Compensation and Nominating Committees; but committee members, the Managing Trustees or management may also suggest agenda items to be considered by these committees.

The Company does not have a Chairman of the Board or a lead Independent Trustee. The President, any Managing Trustee or any two Trustees then in office may call a special meeting of the Trustees. The Managing Trustees, in consultation with the President, Treasurer and the Chief Compliance Officer and Director of Internal Audit, set the agenda for the Board meetings, and any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President, the Treasurer or the Chief Compliance Officer and Director of Internal Audit. Discussions at Board meetings are led by the President, Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Company's Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. The Independent Trustees meet to consider the business of the Company without the attendance of the Company's Managing Trustees or officers, and they meet separately with the Company's officers, with its Chief Compliance Officer and Director of Internal Audit and with the Company's independent accountants. In such meetings of the Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

The Company's Board seeks to combine appropriate leadership with the ability to conduct business efficiently and with appropriate care and attention given the specific characteristics and circumstances of the Company. In particular, the Board is small—comprised of only five members—and the Board believes that this structure facilitates informal discussions and communication from management to the Board and among Trustees. Additionally, the Company is relatively focused in its investment approach and business,

16    RMR Real Estate Income Fund     2020 Proxy Statement

and relatively small in terms of assets under management, and the Board believes that this structure allows it to provide oversight of and be involved in the critical aspects of the Company's management on an ongoing and cost efficient basis.

The Company's Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by the Advisor, and the Advisor implements risk management in its activities. In discharging their oversight responsibilities, the Company's Board and Board committees regularly review a wide range of reports provided to them by the Advisor and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, liquidity analyses, valuation, and regulatory and legislative updates that may impact the Company, legal proceedings updates and reports on other business related matters, and the Trustees discuss such matters among themselves and with representatives of the Advisor, counsel and the Company's independent accountants. The Company's Audit Committee performs a lead role in helping the Board fulfill its responsibilities for oversight of the financial reporting, internal audit function, risk management and the compliance with legal and regulatory requirements. The Company's Board and Audit Committee review periodic reports from an independent registered public accounting firm regarding potential risks, including risks related to the Company's internal controls. The Board considers risks relating to cybersecurity and receives reports from management regarding cybersecurity risks and the ways these risks are being addressed. The Company's Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Company's Chief Compliance Officer and Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes, and periodically meets with the Chief Compliance Officer and Director of Internal Audit to review the results of its internal audits, and refers or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of its risk management. The Company's Compensation Committee also evaluates the performance of the Chief Compliance Officer and Director of Internal Audit.

While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible consequences, and the processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

As discussed above, the Company has an Audit Committee, a Compensation Committee and a Nominating Committee. The Board has adopted charters for each of these committees. Copies of the respective charters of the Audit Committee, Compensation Committee and Nominating Committee are available on the Company's website at www.rmrfunds.com. Each of these Board committees is composed of Messrs. Harrington, Morea and Somers, the Independent Trustees, who are independent under the criteria set forth in the Company's Declaration of Trust, Bylaws, applicable corporate governance standards for companies listed on the NYSE American and applicable Federal securities laws and regulations.

The primary function of the Audit Committee is to assist the Board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment and duties of the Director of Internal Audit. Messrs. Harrington, Morea and Somers each serve simultaneously on the audit committees of more than three public companies; however, the Board has determined that such simultaneous service does not impair the ability of Messrs. Harrington, Morea and Somers to effectively serve on the Company's Audit Committee. The Audit Committee is responsible for the selection of independent accountants. The Board has determined that Mr. Morea is "independent" as defined by applicable laws and regulations governing registered investment companies and the rules of the NYSE American and, based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him, as the

RMR Real Estate Income Fund     2020 Proxy Statement    17

Company's audit committee financial expert. During 2019, the Audit Committee of the Company held five meetings. Mr. Somers serves as Chair of the Audit Committee.

The primary function of the Compensation Committee is to determine and review the fees paid by the Company to Independent Trustees and to assess the performance of, and to recommend to the Company's Board the compensation payable to, the Chief Compliance Officer and Director of Internal Audit of the Company. During 2019, the Compensation Committee of the Company held two meetings. Mr. Harrington serves as Chair of the Compensation Committee.

The primary function of the Company's Nominating Committee is to (i) identify individuals qualified to become Independent Trustees and to select Independent Trustee nominees for each annual meeting of the Company's shareholders or when vacancies occur and (ii) consider recommendations by the Company's shareholders of nominees for election to the Board. The Company's Nominating Committee may also generally consider the qualifications of Managing Trustee nominees for each annual meeting of the Company's shareholders and recommend to the Board whether the Board should nominate such persons for election by the Company's shareholders. The Nominating Committee of the Company did not hold any meetings in 2019. Mr. Morea serves as Chair of the Nominating Committee.

Trustee Compensation

Interested Trustees of the Company receive no compensation for services as a Trustee from the Company. The following table sets forth the compensation of the Independent Trustees from the Company for service to the Company for the fiscal year ended December 31, 2019. As of December 31, 2019, the Company is the only fund in the Company complex.

Name	Aggregate Compensation from Fund

John L. Harrington*	$19,500
Joseph L. Morea	$19,500
Jeffrey P. Somers	$20,500

*
John L. Harrington is a Trustee of the Company and a nominee for election as Trustee of the Company.

Until changed by a vote of the Compensation Committee of the Board, the compensation payable to each Independent Trustee is as follows.

Timing and Description	Amount

At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer.	$18,500
At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer paid to the Audit Committee Chair.	$1,000

The annual retainer fee for any new Independent Trustee is prorated for the initial year. Prior to April 24, 2019, we paid our Independent Trustees $500 per Board or committee meeting they attended, subject to a two meeting fee per day maximum. On April 24, 2019, we eliminated meeting fees in favor of increased annual retainers. In addition to the compensation paid to Independent Trustees, the Company reimburses all Trustees for expenses incurred in connection with their duties as Trustees, including for approved attendance at continuing education programs.

18    RMR Real Estate Income Fund     2020 Proxy Statement

Trustee Beneficial Ownership of Securities

The following table sets forth, for each Trustee, the aggregate dollar range of the Company's equity securities beneficially owned as of December 31, 2019 unless otherwise noted. The Company is not part of a "family of investment companies" as that term is defined in the 1940 Act. The information as to beneficial ownership is based on statements furnished to the Company by such Trustees.

Name	Dollar range of equity securities in the Company

Interested Trustees
Adam D. Portnoy	over $100,000*
Jennifer B. Clark	$10,001 - $50,000
Independent Trustees
John L. Harrington**	over $100,000
Joseph L. Morea	$10,001 - $50,000
Jeffrey P. Somers	$10,001 - $50,000

*
Includes certain equity securities of the Company directly owned by ABP Trust that may be deemed to be beneficially owned by Adam Portnoy as a result of his control, as the sole trustee and controlling shareholder, of ABP Trust. Adam Portnoy disclaims beneficial ownership of equity securities of the Company directly owned by ABP Trust except to the extent he may have a pecuniary interest therein.

**
John L. Harrington is a nominee for re-election as a Trustee of the Company.

The Advisor is a wholly owned subsidiary of RMR LLC, an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies. RMR LLC is a majority owned subsidiary of The RMR Group Inc., a publicly traded holding company that conducts substantially all of its business through RMR LLC or its subsidiaries. Adam Portnoy currently controls The RMR Group Inc. through his control, as the sole trustee and controlling shareholder, of ABP Trust, which is the controlling shareholder of The RMR Group Inc. The following table sets forth for each Independent Trustee of the Company information regarding securities beneficially owned by them of those companies that RMR LLC or its subsidiaries provides management services to.

Name	Company	Title of Class	Value of Securities†	Percent of Class

John L. Harrington	Diversified Healthcare Trust	Common	$269,940	*
John L. Harrington	Office Properties Income Trust	Common	$715,115	*
John L. Harrington	Five Star Senior Living Inc.	Common	$9,049	*
John L. Harrington	Service Properties Trust	Common	$845,712	*
John L. Harrington	Tremont Mortgage Trust	Common	$37,200	*
Joseph L. Morea	Industrial Logistics Properties Trust	Common	$156,940	*
Joseph L. Morea	TravelCenters of America Inc.	Common	$463,050	*
Joseph L. Morea	Tremont Mortgage Trust	Common	$86,800	*
Jeffrey P. Somers	Diversified Healthcare Trust	Common	$233,130	*
Jeffrey P. Somers	Five Star Senior Living Inc.	Common	$7,164	*
Jeffrey P. Somers	Industrial Logistics Properties Trust	Common	$197,139	*
Jeffrey P. Somers	Office Properties Income Trust	Common	$421,420	*
Jeffrey P. Somers	Tremont Mortgage Trust	Common	$37,200	*

†
As of January 1, 2020.

*
Less than 1%.

RMR Real Estate Income Fund     2020 Proxy Statement    19

PROPOSAL 2: SHAREHOLDER PROPOSAL

A shareholder of the Company has made the following proposal pursuant to Rule 14a-8 under the Exchange Act:

RESOLVED: All investment advisory and management agreements between RMR Real Estate Income Fund and RMR Advisors shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940, at the earliest date the Fund is legally permitted to do so; provided, however, that if the Board proposes, and shareholders approve, a plan to liquidate or open-end the Fund within one year, then the investment advisory and management agreements between RMR Real Estate Income Fund and RMR Advisors LLC shall remain in effect as long as necessary to implement these actions.

Supporting Statement

RMR Real Estate Income Fund has traded at an extremely large discount to its NAV for years, effectively holding shareholders captive, since they can only exit their investment for substantially less than it is worth. Meanwhile:

•
The fund's expenses in 2018, per its most recent annual report, were 3.14%.
•
RMR Advisors benefited from the expansion of the fund's assets in 2017's coercive and dilutive rights offering.
•
The fund's performance (in our analysis) has been poor.

The combination of the large and widening discount, and the poor at-NAV performance, has produced anemic returns for shareholders. For example, for the 5-year period ending 12/31/18, total returns (dividends reinvested) are as follows:

MSCI US REIT Index*:	+46%
RIF at NAV**:	+30%
RIF at market price**:	+26%

What stings even more is that this is the same advisor, with primarily the same portfolio managers, who, from 12/31/06-12/31/10, managed the RMR Real Estate Income Fund to a 49%** (!) at-NAV loss, while the MSCI US REIT Index lost only 15%*!

*Source: Bloomberg
**Source: RIF's annual and semi-annual reports

In our view, by allowing such a large discount to persist, by giving current management a "pass" despite poor performance, and by conducting a rights offering which forced retail investors to come up with fresh cash in order to prevent their investment from being diluted substantially, the Board has not done right by shareholders. Instead of being diluted, all shareholders deserve the opportunity to receive full value for their shares.

Who are we? We are an open-end mutual fund (Matisse Discounted Closed-End Fund Strategy, MDCEX) which has owned shares of RIF continuously for several years. Our interests are aligned solely with that of all other shareholders, and the remedy we are suggesting would benefit all shareholders equally. Feel free to contact Eric Boughton, CFA, at (503) 210-3005 about this matter.

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OPPOSING STATEMENT OF THE COMPANY'S BOARD OF TRUSTEES

The Board, including the Independent Trustees, has carefully considered Proposal 2 and concluded that Proposal 2 is not in the best interests of the Company and its shareholders. The Board, including the Independent Trustees, believes that Proposal 2 will be harmful to the Company and its shareholders. Your Company's Board unanimously opposes Proposal 2 and strongly recommends shareholders vote "AGAINST" Proposal 2.

Proposal 2 is an attempt by a shareholder activist (the "Activist Proponent") to squeeze short-term profit out of the Company at the expense of the Company's long-term shareholders. The Activist Proponent's proposed termination of the Advisor would leave the Company without an adviser and unable, for an indeterminate period of time, to pursue the Company's business strategies. Your Board cannot imagine a worse outcome for shareholders.

The Activist Proponent's goal in terminating the Advisory Agreement and the Administration Agreement (the "RMR Agreements") is to liquidate or open-end the Company so the Activist Proponent can exit its position in the Company at net asset value, which presumably would be profitable to them. This arbitrage strategy is employed by a small cadre of sophisticated institutional investors (such as hedge funds and advisers with high net worth separate account clients), and is essentially designed for short-term self-enrichment at the expense of the Main Street retail shareholders of closed-end funds. Unlike the Activist Proponent and its cohorts, Main Street retail investors seek out closed-end fund investments to access strategies that would otherwise not be available to them, and for the steady stream of income such investments generally yield. If the Activist Proponent's strategy is successful, the Activist Proponent will presumably pocket a premium while the Company and you, its shareholders, may suffer the long-term consequences, which could include forced sales of portfolio assets at inopportune times in order to meet the Activist Proponent's liquidity demands, expenses related to responding to the Activist Proponent's proposal and increased expense ratios as a result of the Company's smaller base of assets after completing such a forced "liquidity event."

Your Board believes the Activist Proponent, which itself is a mutual fund, is more interested in making a quick profit for itself in a desperate attempt to save itself from its own dwindling asset base, an asset base that is less than 40% of what it was three years ago,2 than in participating in the long-term performance of the Company or having exposure to the leveraged real estate strategy and consistent stream of income the Company offers. This Activist Proponent has repeatedly submitted several similar proposals to other closed-end funds over the past three years and, each time, those shareholders rejected this activist play. Your Board asks you to do the same.

Your Board has already taken steps to address the concerns underlying Proposal 2.

Unlike the Activist Proponent, the Board has carefully considered alternative means to continue executing the Company's leveraged real estate strategy in a manner that benefits shareholders over the long-term.

On August 5, 2019, the Advisor presented a proposal to the Board to change the Company's business from a registered investment company that makes equity investments in real estate companies to a real estate investment trust (a "REIT") engaged in the business of originating and investing in first mortgage whole loans secured by middle market and transitional commercial real estate and to amend the Company's fundamental investment objectives and restrictions, and status as a "diversified" fund, to permit the Company to engage in its new business (collectively, the "Business Change Proposal"). The Company held a special meeting of shareholders on April 16, 2020 (the "2020 Special Meeting") at which the Business Change Proposal was approved.

As part of the Business Change Proposal, the Company intends to terminate the RMR Agreements upon receipt of an order under the 1940 Act declaring that the Company has ceased to be a registered investment company (the "Deregistration Order") and enter into a management agreement more typical of a commercial mortgage REIT. The Board believes that the implementation of the Business Change

2
Source: Form N-Q filings for Matisse Discounted Closed-End Fund Strategy on 12/31/2019 and 12/31/2016.

RMR Real Estate Income Fund     2020 Proxy Statement    21

Proposal will improve (i) returns to the Company's shareholders through earning and distributing more income in the form of dividends and distributions and scaling the Advisor's and its affiliates' broader real estate management and mortgage origination platform thereby potentially leading to better competitive dynamics for the Company, and (ii) the Company's trading discount to net asset value given the trading dynamics of public mortgage REITs pursuing a business strategy similar to the Company's intended business strategy following implementation of the Business Change Proposal.

Your Board believes that the Business Change Proposal, which the Company's shareholders just recently approved, is the best means to improve long-term shareholder value for the Company, and that a termination of the RMR Agreements with no business succession plan either proposed or in place, or the total elimination of the leveraged real estate strategy that the Company provides for Main Street retail investors through a liquidation or open-ending of the Company, is not in the best interests of the Company's shareholders.

Terminating the RMR Agreements with no business succession plan would harm all shareholders.

If Proposal 2 is approved, the Company would be required to provide 60 days' notice of termination to the Advisor. The termination of the RMR Agreements could lead to the loss of access to all administrative personnel and services currently provided by the Advisor, which would cause substantial disruption to the Company's business and operations. The Advisor and its affiliates currently provide the Company with certain administrative, stockholder, and other services and officers and other personnel that are necessary for the operations of the Company.

If a replacement investment adviser is not identified, and a new investment advisory contract is not approved by shareholders within the requisite timeframes under the 1940 Act, the Company would become an internally managed fund (i.e., there would be no external investment adviser). The Board believes this process would cause significant distraction to the Board, is likely to disrupt the business and operations of the Company, could result in reduced returns for the Company's shareholders and could be detrimental to the value of the Company's common shares. The cost of assembling, engaging and retaining any new dedicated management team and experienced and knowledgeable employees would be borne solely by the Company, without the benefit of spreading such cost across a large asset management complex that utilizes the services of such employees for many clients.

For the reasons discussed above, the Board unanimously recommends that the shareholders vote AGAINST Proposal 2.

22    RMR Real Estate Income Fund     2020 Proxy Statement

INDEPENDENT PUBLIC ACCOUNTING FIRM

RSM US LLP ("RSM") served as the Company's independent registered public accountant for 2019. At a meeting held on December 6, 2019, the Board, including a majority of the Independent Trustees, appointed RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020. At the special meeting of shareholders on April 16, 2020, shareholders voted to ratify the selection of RSM as our independent public accounting firm for the fiscal year ending December 31, 2020. A representative of RSM is expected to be present at the meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the meeting

Ernst & Young LLP ("Ernst & Young") served as our independent registered public accountant for the fiscal year ended December 31, 2017. Effective April 12, 2018, the Board, including a majority of the Independent Trustees, upon recommendation and approval of the Audit Committee, appointed RSM to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Ernst & Young did not resign and did not decline to stand for re-election. As noted, the Board, including a majority of the Independent Trustees, has also appointed RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and previously appointed RSM to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. We know of no direct financial or material indirect financial interest of RSM in us.

During the interim period from January 1, 2018 through April 12, 2018, there were no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with their reports on our financial statements for such fiscal years.

During the interim period from January 1, 2018 through April 12, 2018, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K). We provided Ernst & Young with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K. Ernst & Young did not indicate that it believed the foregoing disclosure was incorrect or incomplete.

During the interim period from January 1, 2018 through April 12, 2018, prior to engaging RSM, neither we, nor anyone on our behalf, consulted with RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on our financial statements, and no written report or oral advice was provided that RSM concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The fees for services provided by RSM for the fiscal year ended December 31, 2019 were as follows:

2019

Audit fees	$40,000
Audit related fees	—
Tax fees(1)	8,750
Subtotal	$48,750
All other fees	—

RSM total fees	$48,750

(1)
All Tax fees consist solely of fees relating to services provided for tax compliance and/or tax preparation and none of such fees relate to tax advice, tax planning or tax consulting.

RMR Real Estate Income Fund     2020 Proxy Statement    23

The fees for services provided by RSM for the fiscal year ended December 31, 2018 were as follows:

2018

Audit fees	$40,000
Audit related fees	—
Tax fees(1)	12,638
Subtotal	$52,638

All other fees	—

RSM total fees	$52,638

(1)
All Tax fees consist solely of fees relating to services provided for tax compliance and/or tax preparation and none of such fees relate to tax advice, tax planning or tax consulting.

Our Audit Committee has established policies and procedures which are intended to control the services provided and charged by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent registered public accountant unless the engagement is specifically pre-approved by the Audit Committee or the services are included within a category which has been generally approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, our Advisor is required to notify the Audit Committee when pre-approved services are undertaken and the committee or its chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible to report to the Audit Committee regarding compliance with these policies.

The Audit Committee will not approve engagements of our independent registered public accountant to perform non-audit services if doing so will cause the independent registered public accountant to cease to be independent within the meaning of applicable SEC or NYSE American rules. In other circumstances, the Audit Committee considers, among other things, whether our independent registered public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

There were no non-audit fees billed by RSM for services rendered to our Advisor or any entity controlling, controlled by or under common control with our Advisor that provided ongoing services to us in 2018 or 2019.

All services in 2019 and 2018 for which we engaged our independent registered public accountants were approved by the Audit Committee. The only non-audit services provided by RSM to us were for tax services. The tax services involved reviewing our tax reporting and tax compliance procedures. Our Audit Committee determined that the non-audit services provided by RSM were compatible with the rules on auditor independence promulgated by the SEC and our audit and non-audit services policies and procedures. When considering the engagement of our independent registered public accountants, the Audit Committee considered our working relationship with such accountants, determined the fees for audit and non-audit services to be appropriate and approved the engagement of such accountants to provide the audit and non-audit services. The total fees for audit and non-audit services provided by RSM are set forth above.

24    RMR Real Estate Income Fund     2020 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of RMR Real Estate Income Fund (the "Company") oversees the Company's financial reporting process. The Audit Committee has: (1) reviewed and discussed with management the Company's 2019 audited financial statements for the fiscal year ended December 31, 2019; (2) discussed with RSM US LLP, the Company's independent auditor, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (3) received the written disclosures or the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant's independence; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and concluded that it is compatible at this time. At the Audit Committee's meeting on February 18, 2020, and based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's 2019 annual report to shareholders and filed with the Securities and Exchange Commission.

Jeffrey P. Somers, Chair John L. Harrington Joseph L. Morea

RMR Real Estate Income Fund     2020 Proxy Statement    25

VOTING INFORMATION

Required Vote

Approval of Proposal 1 requires the affirmative vote of a majority of all the votes cast on Proposal 1 at the annual meeting.

Approval of Proposal 2 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Company (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Company present at the annual meeting if the holders of more than 50% of the outstanding voting securities of the Company as of the Record Date are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Company as of the Record Date.

Common shares and preferred shares will vote together as a single class on Proposal 1 and Proposal 2.

For more information, see "—Quorum, Abstentions and Broker Non-Votes" and "—Adjournment."

Record Date

Only shareholders of record at the close of business on the Record Date (March 30, 2020) will be entitled to vote at the meeting. As of the Record Date, we had the following shares outstanding:

Company	NYSE American Symbol+	Number of Common Shares	Number of Preferred Shares (Series M, T, W, Th and F)
RMR Real Estate Income Fund	RIF	10,202,009	667

+
Our common shares are listed for trading on the NYSE American. Our preferred shares are not listed for trading on any national securities exchange.

Voting Methods

You may send in your proxy by one of the following methods:

  1.
  If you received your proxy card(s) by mail, complete, sign and return the enclosed proxy card promptly in the postage paid envelope.

  2.
  Call the toll free number listed on the front of the enclosed proxy card. Have your control number (located on the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote.

  3.
  Log on to the website listed on the front of the enclosed proxy card. Have your control number (located on the enclosed proxy card) available for reference. The system will prompt you with instructions on how to vote.

In addition, shareholders of record may vote in person at the meeting. If your shares are held by a bank, broker or other nominee (that is, in "street name"), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the shareholder of record, you may not vote shares held by a bank, broker or nominee in street name at the meeting unless you obtain a "legal proxy" from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting. Obtaining a legal proxy may take several days.

26    RMR Real Estate Income Fund     2020 Proxy Statement

Quorum, Abstentions and Broker Non-Votes

A quorum of shareholders is required to take action at the meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter at the meeting shall constitute a quorum for voting on a particular matter or the transaction of business. Our common shares and preferred shares represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of election appointed for the meeting. Abstentions will be counted as shares present for purposes of determining whether a quorum is present at the meeting.

We anticipate "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) on Proposal 2, since our understanding is that brokers will have discretionary authority to vote on Proposal 1, but not on Proposal 2. Broker non-votes, if any, will be counted as shares present for quorum purposes. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 and will have the same effect as a vote against Proposal 2. There can be no broker non-votes on Proposal 1 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf. Broker non-votes will have the same effect as a vote against Proposal 2.

Adjournments

Our Bylaws expressly authorize the chairperson of the meeting to adjourn the meeting to a later date. In addition, our Bylaws expressly authorize the chairperson of the meeting, subject to the review of the Independent Trustees, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the Board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders, or (c) the Board or the chairperson of the meeting determines that adjournment is otherwise in our best interests. The meeting may be successively adjourned, without notice other than announcement at the meeting, to any date, time and place.

Revocation of Proxy

Shareholders may revoke a proxy at any time before it is exercised at the 2020 Annual Meeting, subject to the proxy voting deadlines described below, by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. A shareholder's attendance at the 2020 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement revoking the prior proxy to the Secretary of the Company at RMR Real Estate Income Fund, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary (or by hand delivery to the Secretary before the taking of the vote at the 2020 Annual Meeting). Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m., Eastern time, on May 21, 2020.

If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to revoke your shares at the meeting.

RMR Real Estate Income Fund     2020 Proxy Statement    27

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be primarily by mail and telephone. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. Our Advisor and its personnel, and personnel of our Advisor's affiliates, as well as our Trustees and officers, may assist in the solicitation of proxies by telephone, facsimile, email or personal interview and will receive no additional compensation in connection therewith.

COMMUNICATIONS WITH TRUSTEES

Any of our shareholders or other interested party who desires to communicate with our Trustees, individually or as a group, should write to the party for whom the communication is intended, in care of the Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@rmrfunds.com. The communications will then be delivered to the appropriate persons.

SHAREHOLDER NOMINATIONS AND PROPOSALS

Our Bylaws require compliance with certain procedures for a shareholder to properly make a nomination for election to the Board or to propose other Company business at an annual meeting. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act, the shareholder must comply, in all respects, with the advance notice and other provisions set forth in our Bylaws, which currently include, among other things, requirements as to the shareholder's timely delivery of advance notice, ownership of at least a specified minimum amount of our common or preferred shares, as applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under our Bylaws wishes to nominate a person or persons for election to the Board or propose other Company business at an annual meeting, that shareholder must provide a written notice to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other Company business that the shareholder proposes to bring before the meeting, our Bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

To be timely, the notice must be delivered to the Company's Secretary at the principle executive offices of the Company not later than 5:00 p.m. (Eastern time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date for the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not later than 5:00 p.m. (Eastern time) on the 10th day following the earlier of the day on which (i) notice of the date of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by the Company. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, commences a new time period for the giving of a shareholder's notice as described above. Except as otherwise set forth in the Company's Bylaws, no shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above and in the Company's Bylaws, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

28    RMR Real Estate Income Fund     2020 Proxy Statement

The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Company outside of Rule 14a-8 under the Exchange Act is only a summary and is not complete. Copies of the Company's Declaration of Trust and Bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the EDGAR Database on the SEC's website at www.sec.gov. The Company will also furnish, without charge, a copy of its Declaration of Trust and Bylaws to a shareholder upon request, which may be requested by writing to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Any shareholder of the Company considering making a nomination or other proposal should carefully review and comply with these provisions of the Company's Bylaws.

Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Company's 2021 annual meeting of shareholders must be received at the Company's principal executive offices on or before December 24, 2020 in order to be considered for inclusion in the Company's proxy statement for its 2021 annual meeting of shareholders, provided that if the Company holds its 2021 annual meeting on a date that is more than 30 days before or after May 22, 2021, shareholders must submit proposals for inclusion in the Company's 2021 proxy statement within a reasonable time before the Company begins to print and send proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met. The Company's Bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. (Eastern time) on December 24, 2020 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than November 24, 2020; provided that if the Company's 2021 annual meeting is called for a date that is more than 30 days earlier or later than May 22, 2021, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the 10th day following the earlier of the day on which (1) notice of the date of the Company's 2021 annual meeting is mailed or otherwise made available or (2) public announcement of the date of the Company's 2021 annual meeting is first made by the Company.

Selection of Candidates for Trustee

The Nominating Committee of the Company selects, or recommends that the Board select, Trustees to be elected by the Company's shareholders. The Nominating Committee of the Company also selects, or recommends that the Board select, Trustees to fill vacancies which may occur from time to time.

In considering candidates to serve as Trustees, the Nominating Committee seeks individuals who have qualities, such as desired experience, diversity, mix of skills, attributes and other criteria and qualities for Board membership, which the committee believes may be effective in serving the Company's long term best interests. Among the characteristics which the Nominating Committee considers are the following: the quality of the candidate's past services to the Company, if any; the business and personal experience of the candidate and their relevance to the Company's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to Board business; the familiarity of the candidate with the responsibilities of service on the Board of a publicly traded company; whether the candidate would be an Independent Trustee if elected as a Trustee; and other matters that the Nominating Committee deems appropriate. In seeking candidates for Trustee who have not previously served as a Trustee of the Company, among other possible sources, the Nominating Committee may use the business, professional and personal contacts of its members, it may accept recommendations from other Trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2019, the Company did not pay any third party to identify or to assist in the evaluation of any candidate for election to the Board.

Another purpose of the Company's Nominating Committee is to consider candidates for election as Trustees who are recommended by shareholders. To be considered by the Company's Nominating

RMR Real Estate Income Fund     2020 Proxy Statement    29

Committee, a shareholder recommendation for a nominee must be made by such shareholder's written notice to the Chair of the Nominating Committee and the Secretary of the Company, which notice should contain or be accompanied by the information and documents with respect to the recommended nominee and recommending shareholder that the recommending shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. The Company's Nominating Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Any nominee recommended by a shareholder will be considered by the Nominating Committee in its discretion using the same criteria as other candidates considered by it.

The preceding paragraph applies only to shareholder recommendations for nominees to the Company's Nominating Committee. A shareholder nomination must be made in accordance with the provisions of the Company's Bylaws, including the procedures discussed above, and applicable state and federal laws.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Unless otherwise indicated, the information set forth below is as of December 31, 2019. To our knowledge, no person beneficially owned more than 5% of our outstanding common or preferred shares, except as set forth below. To our knowledge, none of our officers or Trustees owned 1% or more of our outstanding common shares, except as set forth below. To our knowledge, none of our officers or Trustees owned any of our preferred shares. Collectively, to our knowledge, the officers and Trustees of the Company beneficially own, as a group, in the aggregate, 244,405 common shares of the Company, representing approximately 2.40% of our outstanding common shares. Unless otherwise indicated below, to our knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class	See Note

Common Shares	Diane Portnoy	882,407	8.65%	(1)
Common Shares	Adam D. Portnoy	229,837	2.25%	(1)(2)
Common Shares	John L. Harrington	9,230	*	(1)
Common Shares	Fernando Diaz	1,977	*	(1)
Common Shares	Jeffrey P. Somers	1,441	*	(1)
Common Shares	Jennifer B. Clark	1,167	*	(1)
Common Shares	Joseph L. Morea	753	*	(1)
Common Shares	Brian E. Donley	0	*	(1)
Preferred Shares	Royal Bank of Canada	262	39.3%	(3)

*
Less than 1%

(1)
The address of Mrs. Diane Portnoy is 442 Main Street, Malden, MA 02148. The address of each of Messrs. Portnoy, Harrington, Diaz, Somers, Morea and Donley and Ms. Clark is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Messrs. Portnoy, Harrington, Somers and Morea and Ms. Clark are Trustees of the Company. Mr. Diaz is the President and Senior Portfolio Manager of the Company. Mr. Donley is the Chief Financial Officer and Treasurer of the Company.

(2)
Includes 162,460 common shares owned directly by Adam Portnoy and an additional 67,377 common shares directly owned by ABP Trust. ABP Trust is the direct record and beneficial owner of 67,377 common shares. Adam Portnoy, in his capacity as the sole trustee and controlling shareholder of ABP Trust, may also be deemed to beneficially own (and have shared voting and dispositive power over) the common shares beneficially owned by ABP Trust.

(3)
Information based on Schedule 13G/A filings through April 10, 2020. According to Schedule 13G/A filings, the Royal Bank of Canada and RBC Capital Markets, LLC share dispositive and voting power over 2 shares of our Series M Preferred Shares (3.1% of Series M), 236 shares of our Series T Preferred Shares (53.9% of Series T), 11 shares of our Series W Preferred Shares (23.4% of Series W), 12 shares of our Series Th Preferred Shares (13.2% of Series Th) and 1 share of our Series F Preferred Shares (3.7% of Series F). The address of the Royal Bank of Canada is 200 Bay Street, Toronto, Ontario M5J 2J5, Canada.

Our Declaration of Trust generally provides that no person or group of persons, other than an excepted person or group (as approved by our Board or as stated in our Declaration of Trust), may beneficially own in excess of 9.8% of (i) common shares of the Company, (ii) any class or series of shares of the Company, or (iii) the aggregate of all the outstanding classes and series of shares of the Company. The Board intends to strictly enforce these provisions of our Declaration of Trust by utilizing, when necessary, the remedies available in our Declaration of Trust for violations of these provisions of our Declaration, although in certain instances it may grant exceptions to this ownership limitation in accordance with the provisions of our Declaration of Trust when it determines that doing so would be in the best interests of us and our shareholders. We have granted Royal Bank of Canada and its affiliates limited exceptions to the ownership limitation with respect to their beneficial ownership of our common or preferred shares (as applicable). For more information about these ownership limitations, please refer to the full text of our

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Declaration of Trust, which is available by accessing our filings with the SEC on the SEC's website (www.sec.gov) or by contacting our Investor Relations Group at (866) 790-8165.

OTHER INFORMATION ABOUT THE COMPANY, THE COMPANY'S ADVISOR AND THE COMPANY'S ADMINISTRATOR

The Advisor, located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, serves as the investment adviser, manager and administrator for the Company. The Advisor was founded in 2002 and is a wholly owned subsidiary of RMR LLC. RMR LLC is a majority owned subsidiary of The RMR Group Inc. Adam Portnoy, a Trustee of the Company, controls The RMR Group Inc. through his control, as the sole trustee and controlling shareholder, of ABP Trust which is the controlling shareholder of The RMR Group Inc. State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, Massachusetts 02111, is the Company's sub-administrator.

Under the terms of our investment advisory agreement (the "Advisory Agreement"), the Advisor provides the Company with an investment program, makes day to day investment decisions for the Company and manages the Company's business affairs in accordance with the Company's investment objectives and policies, subject to the general supervision of the Board. The Advisor also provides persons satisfactory to the Board to serve as the Company's officers. The Company's officers, as well as its other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including RMR LLC and The RMR Group Inc. Generally, the Advisory Agreement may be terminated by a majority of the Company's Trustees or by proper vote of the Company's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The Advisory Agreement terminates automatically on its assignment (as that term is defined in the 1940 Act).

Adam Portnoy and Fernando Diaz serve as the portfolio managers of the Company. The portfolio managers generally function as a team. Adam Portnoy provides strategic guidance, while Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions.

The Advisory Agreement calls for fees to be paid to the Advisor equal to an annual rate of 0.85% of the Company's average daily managed assets. As of December 31, 2019, the managed assets of the Company were approximately $360,000,680. The Company's managed assets are equal to the net asset value of the Company's common shares plus the liquidation preference of the Company's preferred shares and the principal amount of the Company's outstanding borrowings. During 2019, advisory fees were $2,956,157 for the Company. Neither the Advisor nor any of its affiliated companies receive compensation from the Company other than pursuant to the advisory fees described herein and the Company's administration agreement, which was most recently considered and re-approved by the Company's Board at a meeting on December 6, 2019, except the Company reimbursed the Advisor allocated internal audit and compliance costs as described below. The Company is the Advisor's only client.

For 2019, amounts paid or payable to the Advisor under the administration agreement were limited to (i) reimbursement of the fees charged to the Advisor for the Company by State Street, which totaled $100,999; and (ii) reimbursement payments to the Advisor by the Company for compliance and internal audit services for the Company, which totaled $139,622 and were authorized by the Company's Compensation Committee and the Board, and separately the Independent Trustees.

In addition to the fee paid to the Advisor, the Company pays all other costs and expenses of its operations, including, but not limited to, compensation of the Company's Independent Trustees, compensation of the Company's custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, allocated compliance and internal audit costs, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in

32    RMR Real Estate Income Fund     2020 Proxy Statement

investment company organizations, expenses to maintain and administer the Company's dividend reinvestment plan and taxes, if any.

DIRECTORS AND OFFICERS OF THE ADVISOR

Information as of the date of this proxy statement relating to the directors and officers of our Advisor is set forth below. Officers of our Advisor are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of our Advisor.

Name (Year of Birth)	Position	Date position was acquired

Adam D. Portnoy (1970)	Director	May 2007
Jennifer B. Clark (1961)	Director, President, Chief Executive Officer, General Counsel and Secretary	January 2019 (President and Chief Executive Officer), September 2015 (Director), July 2002 (Secretary or Clerk)
Matthew P. Jordan (1975)	Director, Executive Vice President, Chief Financial Officer and Treasurer	January 2019 (Director), October 2017 (Executive Vice President, Chief Financial Officer and Treasurer)
Fernando Diaz (1968)	Vice President	May 2007
Vern D. Larkin (1970)	Chief Compliance Officer and Director of Internal Audit	October 2017 (Director of Internal Audit), March 2012 (Chief Compliance Officer)

Adam D. Portnoy is a Trustee of the Company, Jennifer Clark is both a Trustee and an officer of the Company and Fernando Diaz and Vern Larkin are officers of the Company.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement or our annual report may be sent to multiple shareholders of the same Fund in each household. Our Advisor will promptly deliver a separate copy of either document to you, if you call or write to our Advisor at the following address or telephone number: RMR Advisors LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact our Advisor at the above address or telephone number.

RMR Real Estate Income Fund     2020 Proxy Statement    33

OTHER MATTERS

At this time, our Board knows of no other matter which will be brought before the meeting. However, if any procedural matters properly come before the meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the Board,

JENNIFER B. CLARK
 Secretary
RMR Real Estate Income Fund

Newton, Massachusetts
April 23, 2020

IMPORTANT

If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the proxy card or Notice of Internet Availability that you received in the mail; you may also request, complete and return a proxy card today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card or voting instruction form to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

34    RMR Real Estate Income Fund     2020 Proxy Statement

THANK YOU

Thank you for being a shareholder of RMR Real Estate Income Fund.

VIEW MATERIALS & VOTE w SCAN TO PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D15395-P37134 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY RMR Real Estate Income Fund (Common and Preferred Shares) The Board of Trustees recommends you vote FOR proposal 1 and AGAINST proposal 2: 1. To elect one Class I Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class): Nominee: 1a.John L. Harrington For Against Abstain ! ! ! 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof. 2. If properly presented at the meeting, vote on a shareholder proposal. (Common Shareholders and Preferred Shareholders, voting together as a single class) ! ! ! RESOLVED: All investment advisory and management agreements between RMR Real Estate Income Fund and RMR Advisors shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940, at the earliest date the Fund is legally permitted to do so; provided, however, that if the Board proposes, and shareholders approve, a plan to liquidate or open-end the Fund within one year, then the investment advisory and management agreements between RMR Real Estate Income Fund and RMR Advisors LLC shall remain in effect as long as necessary to implement these actions. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND WILL BE VOTED "AGAINST" THE SHAREHOLDER PROPOSAL IN PROPOSAL 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF MARYLAND. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING. Please be sure to sign and date this Proxy. NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement are available at www.proxyvote.com. PLEASE NOTE: As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the 2020 Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and will provide details on how to participate in a press release and on our website at www.rmrfunds.com. An announcement of any change will also be filed with the Securities and Exchange Commission via EDGAR. D15396-P37134 Proxy RMR Real Estate Income Fund For the Annual Meeting of Shareholders To be Held on Friday, May 22, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RMR REAL ESTATE INCOME FUND The undersigned shareholder of RMR Real Estate Income Fund (the "Fund"), a Maryland statutory trust, hereby appoints Adam D. Portnoy, Jennifer B. Clark and Brian E. Donley, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Friday, May 22, 2020, at 9:30 a.m. (Eastern time) (the "Annual Meeting"), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the Annual Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FUND'S NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND WILL BE CAST "AGAINST" THE SHAREHOLDER PROPOSAL IN PROPOSAL 2. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. SEE REVERSE FOR VOTING INSTRUCTIONS.